UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 26, 2017

FOUR OAKS FINCORP, INC.
(Exact name of registrant as specified in its charter)

North Carolina	000-22787	56-2028446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6114 U.S. 301 South Four Oaks, North Carolina	27524
(Address of principal executive offices)	(Zip Code)

(919) 963-2177
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⊠ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

Item 2.02 Results of Operations and Financial Condition.

On October 26, 2017, Four Oaks Fincorp, Inc. (OTCQX: FOFN) (the "Company”) issued a press release announcing the results for the third quarter and nine months ended September 30, 2017.  The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

This communication is being made in respect of the merger involving the Company and United Community Banks, Inc. (“United”).  Investors and security holders are urged to carefully review and consider each of United’s and the Company’s public filings with the Securities and Exchange Commission (the "SEC"), including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by United with the SEC may be obtained free of charge at United’s website at http://www.ucbi.com or at the SEC’s website at http://www.sec.gov. These documents may also be obtained free of charge from United by requesting them in writing to Investor Relations, United Community Banks, Inc., 125 Highway 515 East, Blairsville, Georgia 30514-0398, or by telephone to Investor Relations at (706) 781-2265. The documents filed by the Company with the SEC may be obtained free of charge at the Company’s website at https://www.fouroaksbank.com, or at the SEC’s website at http://www.sec.gov. These documents may also be obtained free of charge from the Company by requesting them in writing to Four Oaks Fincorp, Inc., 6114 US Hwy 301 S, PO Box 309, Four Oaks, NC 27524 Attn: Corporate Secretary, or by telephone to the Corporate Secretary at (919) 963-2177.

United has filed a registration statement on Form S-4 with the SEC on August 31, 2017, which was subsequently amended on September 15, 2017, to register the shares of United’s common stock that will be issued to the Company’s shareholders in connection with the proposed merger. The registration statement included a joint proxy statement of the Company and prospectus of United and other relevant materials in connection with the proposed merger.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT OR JOINT PROXY STATEMENT/PROSPECTUS BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. A definitive joint proxy statement/prospectus was sent to the shareholders of the Company on or about September 21, 2017 seeking the required shareholder approval. Investors and security holders are able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from United or the Company as described above.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Pursuant  to  General  Instruction  B.2 of  Current  Report  on  Form  8-K,  the information in this Item 2.02, including the press release attached as Exhibit 99.1, is furnished and shall not be deemed to be "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended, or otherwise subject  to the liability of that section.  Furthermore, the information in this Item 2.02, including the press release attached as Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933, as amended.

Item 8.01 Other Events.

The information set forth in Item 2.02 is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit No.	Description
	99.1	Press Release issued on October 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR OAKS FINCORP, INC.

	By:	/s/ David H. Rupp
David H. Rupp
President and Chief Executive Officer

Date: October 26, 2017